================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Potters Financial Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         Notice is hereby given that the 1999 Annual Meeting of the Shareholders of Potters Financial Corporation ("PFC") will be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 22, 1999, at 10:00 a.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1.       To re-elect four directors of PFC for terms expiring in 2001;

         2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of PFC for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of PFC of record at the close of business on March 5, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                          By Order of the Board of Directors



East Liverpool, Ohio                      Anne S. Myers, Secretary
March 19, 1999

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Potters Financial Corporation, an Ohio corporation ("PFC"), for use at the 1999 Annual Meeting of Shareholders of PFC to be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 22, 1999, at 10:00 a.m. (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder through the execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Any such later dated Proxy or written notice of revocation shall be delivered to Potters Financial Corporation, 519 Broadway, East Liverpool, Ohio 43920, Attention: Anne S. Myers, Secretary. Attendance at the Annual Meeting, will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the election of William L. Miller, Edward L. Baumgardner, W. G. Billingsley and Suzanne B. Fitzgerald as directors of PFC for terms expiring in 2001; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of PFC for the current fiscal year.

         The cost of soliciting Proxies will be assumed by PFC. Proxies may be solicited by the directors, officers and other employees of PFC and Potters Bank, the wholly owned subsidiary of PFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

         Only shareholders of record as of the close of business on March 5, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share owned. PFC's records disclose that, as of the Voting Record Date, there were 892,324 common shares of PFC outstanding and entitled to be cast at the Annual Meeting. None of the numbers of shares included in this Proxy Statement have been adjusted to reflect the 10% stock dividend declared by the Board of Directors of PFC with a record date of March 10, 1999.

         This Proxy Statement is first being mailed to shareholders of PFC on or about March 19, 1999.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner that are represented in person or by proxy at the Annual Meeting but not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the four nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of PFC for the current fiscal year. The effect of an abstention or Non-vote is the same as a vote against the approval of such ratification. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as auditors.

                   VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of March 5, 1999:

                                   Amount and Nature of           Percent of
Name and Address                   Beneficial Ownership       Shares Outstanding
----------------                   --------------------       ------------------
Jeffrey L. Gendell                       97,200(1)                  10.89%
200 Park Avenue, Suite 3900
New York, NY 10166

Wm. Gaylord Billingsley                  51,690(2)                   5.79%
P.O. Box 2108
1110 Dairy Lane
East Liverpool, OH 43920

Towle & Co.
12855 Flushing Meadow Drive
St. Louis, MO 63131                      46,600(3)                   5.22%

----------
(1) As reported in a Schedule 13D filed by Mr. Gendell, consists of 50,200 shares over which Mr. Gendell has sole voting and dispositive power and 47,000 shares with respect to which Mr. Gendell has shared voting and dispositive power.

(2) Consists of 48,690 shares with respect to which Mr. Billingsley has sole voting and dispositive power; 1,000 shares awarded, but not yet earned, under The Potters Savings and Loan Company Recognition and Retention Plan and Trust (the "RRP") with respect to which he has voting but not dispositive power; and 2,000 shares owned by Mr. Billingsley's wife.

(Footnotes continued on next page)

(3) Consists of 18,800 shares with respect to which Towle & Co. has sole voting and dispositive power and 27,800 shares with respect to which Towle & Co. has shared dispositive power.

         The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of March 5, 1999:

                                           Amount and Nature of         Percent of
Name and Address(1)                       Beneficial Ownership(2)   Shares Outstanding
-------------------                       -----------------------   ------------------
Edward L. Baumgardner                           21,923(3)                 2.43%
Wm. Gaylord Billingsley                         51,690(4)                 5.79%
Arthur  T. Doak                                 19,782(5)                 2.20%
William L. Miller                               31,690(6)                 3.52%
Timothy M. O'Hara                               15,690(6)                 1.74%
Peter D. Visnic                                 27,738                    3.11%
Suzanne B. Fitzgerald                            1,892(7)                 0.21%
All directors and executive officers
 as a group (10 persons)                       192,000(8)                20.46%

----------
(1) Each of the persons listed in this table may be contacted at the address of PFC, 519 Broadway, East Liverpool, Ohio 43920.

(2) Each person has sole voting power and sole dispositive power unless otherwise indicated. Each director's number of shares, except Mr. Baumgardner's, includes 1,000 shares awarded but not yet earned under the RRP, with respect to which the director has voting power but not dispositive power. Mr. Baumgardner's unearned RRP shares total 3,000.

(3) Includes 10,500 shares that may be acquired pursuant to options granted under The Potters Savings and Loan Company Stock Option Plan (the "Potters Plan"); 6,250 shares with respect to which Mr. Baumgardner has shared voting power as co-trustee of The Potters Savings and Loan Company 401(k) Retirement Savings Plan (the "401(k) Plan"), including 1,543 shares with respect to which he also has sole investment power as a participant; 673 shares allocated under The Potters Savings and Loan Company's Employee Stock Ownership Plan (the "ESOP"), with respect to which Mr. Baumgardner has sole voting but not dispositive power; and 1,000 shares owned by Mr. Baumgardner's wife.

(4)      Includes 2,000 shares owned by Mr. Billingsley's wife.

(5) Includes 8,992 shares that may be acquired pursuant to options granted under the Potters Plan; 92 shares not yet awarded under the RRP, with respect to which Mr. Doak, as co-trustee of the RRP, has shared voting power; and 8,000 shares with respect to which Mr. Doak has shared voting and dispositive power with his wife.

(6) Includes 8,992 shares that may be acquired pursuant to options granted under the Potters Plan.

(7) Includes 92 shares not yet awarded under the RRP, with respect to which Ms. Fitzgerald, as co-trustee of the RRP, has shared voting power.

(8) Includes 45,988 shares that may be acquired pursuant to options granted under the Potters Plan; 2,406 shares allocated to the ESOP accounts of officers, with respect to which such officers have sole voting power; and the 6,250 shares held in the 401(k) Plan, with respect to which two officers share voting power as co-trustees, including 2,414 shares with respect to which four officers have sole dispositive power as participants.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons. Each of the directors of PFC is also a director of Potters Bank.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nomination to the Secretary of PFC by the close of business on the fourteenth calendar day preceding the annual meeting of shareholders. Each such written notice of a proposed director nominee must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially and/or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2001 and until their successors are duly elected or until their earlier resignation, removal from office or death:

                                                               Director        Director of
                                                               of PFC          Potters Bank
Name                         Age       Position(s)Held         Since           Since
----                         ---       ---------------         -----           -----
William L. Miller             58       Chairman of the         1995(1)         1982
                                       Board & Director
Edward L. Baumgardner         55       Chief Executive         1995(1)         1995
                                       Officer, President
                                       & Director
Wm. Gaylord Billingsley       68       Director                1995(1)         1972
Suzanne B. Fitzgerald         60       Director                1997            1997

----------
(1) Messrs. Miller, Baumgardner and Billingsley became directors of PFC in connection with the 1996 reorganization of Potters Bank into a wholly owned subsidiary of PFC and the extinguishment and cancellation of Potters Bank common shares in exchange for PFC common shares (the "Reorganization").


         The following directors will continue to serve as directors after the Annual Meeting for the terms indicated:

                                                      Director    Director of
                                                      of PFC      Potters Bank   Term
Name                    Age        Position Held      Since(1)    Since          Expires
----                    ---        -------------      --------    -----          -------
Arthur T. Doak          50            Director         1995        1990           2000

Timothy M. O'Hara       49            Director         1995        1988           2000

Peter D. Visnic         52            Director         1995        1992           2000

----------
(1) Messrs. Doak, O'Hara and Visnic became directors of PFC in connection with the Reorganization.

         MR. MILLER has served as the Chairman of the Board of Potters Bank since September 1991. Since 1983, Mr. Miller has been the President and Chairman of the Board of MVP Enterprises, Inc., a nursing home provider in East Liverpool. In addition, Mr. Miller has been a partner in Miller & Stacey, an independent public accounting firm, since 1977.

         MR. BAUMGARDNER has been the Chief Executive Officer, the President and a Director of Potters Bank since February 1995 and of PFC since the Reorganization. From August 1984 to October 1992, Mr. Baumgardner was the President of Citizens Loan & Building Company of Lima, Ohio ("Citizens"). After Citizens merged into American Community Bank, N.A. ("AmeriCom"), Mr. Baumgardner served as the President of AmeriCom, from November 1992 to January 1995.

         MR. BILLINGSLEY is retired from Billingsley, Inc., an Ohio corporation which operated a supermarket in East Liverpool from 1955 to 1991.

         MS. FITZGERALD has served as Dean of the East Liverpool Campus of Kent State University since 1987. Prior to 1987, Ms. Fitzgerald, a registered nurse, served three years as Director of the Nursing Program at that Campus.

         MR. DOAK has been President of The Milligan Hardware & Supply Company in East Liverpool since 1985.

         MR. O'HARA has been the Vice President of Operations of W.C. Bunting Co., Inc., a supplier of decorative pottery in East Liverpool, since 1975.

         MR. VISNIC has been the Vice President, the Licensed Administrator and a director of MVP Enterprises, Inc. since 1983. From 1977 through 1992, Mr. Visnic was a partner in Crable, Miller & Visnic, the predecessor of Miller & Stacey.

MEETINGS OF DIRECTORS

         The Board of Directors of PFC met 13 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998, and took action in writing without a meeting once. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

         Each director of PFC is also a director of Potters Bank. The Board of Directors of Potters Bank met 14 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998, and took action in writing without a meeting once. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

         The Board of Directors of PFC has an Audit Committee, an ESOP Committee and a Stock Option Committee. PFC's Board of Directors has no nominating committee or compensation committee.

         The Audit Committee consists of Messrs. Visnic, Doak and O'Hara and is responsible for reviewing PFC's financial statements. The Audit Committee of PFC held two meetings during 1998.

         The ESOP Committee administers the ESOP and presently is comprised of Messrs. Doak and Billingsley and Ms. Fitzgerald. There was one meeting of the ESOP Committee held during the fiscal year ended December 31, 1998.

         The Stock Option Committee is responsible for administering stock option plans, including interpreting the plans and awarding options pursuant to their terms. Its members are Messrs. Miller, Doak and O'Hara. The Stock Option Committee met one time during 1998.

         The Compensation and Benefits Committee of Potters Bank is responsible for administering salaries and benefits for Potters Bank employees. Its members are Messrs. Billingsley, Visnic and O'Hara. There was one meeting of the Compensation and Benefits Committee during 1998.


                               EXECUTIVE OFFICERS

         In addition to Mr. Baumgardner, the following persons are executive officers of PFC and Potters Bank and hold the designated positions:

Name                        Age                Position(s) Held
----                        ---                ----------------
Anne S. Myers                46       Vice President, Secretary and Chief
                                      Operating/Financial Officer of PFC and
                                      Senior Vice President, Secretary and Chief
                                      Operating/Financial Officer of Potters Bank

Albert E. Sampson            54       Vice President of PFC and Senior Vice President
                                      and Chief Lending Officer of Potters Bank

Stephen A. Beadnell          36       Vice President, Treasurer, Controller and Internal
                                      Auditor of Potters Bank

         Ms. Myers has served as Vice President and Chief Operating Officer of Potters Bank since July 1992 and as Secretary of PFC and Potters Bank since October 1996. Ms. Myers became Vice President and Chief Operating Officer of PFC in connection with the Reorganization. In March 1997, Ms. Myers was named Chief Financial Officer of PFC and Potters Bank. In April 1998, Ms. Myers was named Senior Vice President of Potters Bank.

         Mr. Sampson was named Vice President and Chief Lending Officer of Potters Bank and Vice President of PFC in July 1996. In April 1998, Mr. Sampson was named Senior Vice President of Potters Bank. From 1992 through July 1996, Mr. Sampson served as Vice President of Lending of Home Federal Bank in Hamilton, Ohio.

         Mr. Beadnell has served as Internal Auditor of Potters Bank since April 1992. Mr. Beadnell became Controller in September 1996. In May 1998, Mr. Beadnell was named Vice President and Treasurer of Potters Bank.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         PFC does not pay fees to directors. Each non-employee director of Potters Bank receives a fee of $4,000 per year for service as a director of Potters Bank and an additional $325 for each meeting of the full Board of Directors and $175 for each committee meeting attended by the director. The Chairman of the Board receives an additional annual fee of $4,000 and an additional $650 for each meeting of the full Board of Directors attended but receives no fees for his attendance at committee meetings.

EXECUTIVE COMPENSATION

         The following table presents certain information regarding compensation received by Edward L. Baumgardner, the President and Chief Executive Officer of PFC and Potters Bank, for the fiscal year ended December 31, 1998. Mr. Baumgardner received the compensation included in the following table from Potters Bank and received no compensation from PFC. No other executive officer of Potters Bank or PFC earned salary and bonus in excess of $100,000 during the year ended December 31, 1998.

                                  Summary Compensation Table
                                  --------------------------
-----------------------------------------------------------------------------------------
                                  Annual Compensation(1)      Awards          All Other
                                                                             Compensation
-----------------------------------------------------------------------------------------
                                                            Restricted
                                                              Stock
Name and Principal       Year     Salary($)     Bonus($)     Awards($)
Position
-----------------------------------------------------------------------------------------
Edward L. Baumgardner    1998     $118,000      $ 8,950      $45,000(2)       $ 3,540(3)
President, Chief         1997     $113,000      $17,050         --            $16,870(4)
Executive Officer        1996     $110,000      $    50         --            $ 4,570(4)
-----------------------------------------------------------------------------------------

----------

(1) Amounts reported do not include amounts attributable to perquisites received. The cost of such benefits was less than 10% of Mr. Baumgardner's salary and bonus.

(2) Mr. Baumgardner was awarded 3,000 common shares of PFC under the RRP on August 1, 1998. One-fifth of such shares are earned and distributed from the RRP trust on each of the first five anniversaries of the date the shares are awarded. The figure represents the dollar value of such awarded shares based on the $15.00 closing sales price per share reported by The Nasdaq Stock Market for the shares of PFC on August 1, 1998. The aggregate fair market value of the 3,000 shares at December 31, 1998, was $60,000, based upon the $20.00 closing sales price reported by The Nasdaq Stock Market. Dividends are paid on all awarded shares at the same rate as they are paid to all shareholders, and the dividends are earned and distributed from the RRP trust as the awarded shares are earned and distributed.

(3) Consists of the matching portion only of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account. The additional discretionary portion of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account and the allocation to Mr. Baumgardner's ESOP account are not yet available.

(4) Consists of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account in the amounts of $9,972 in 1997 and $2,904 in 1996 and the $6,898 and $1,666 aggregate values in 1997 and 1996 at the dates of allocation to Mr. Baumgardner's account pursuant to the ESOP.

STOCK OPTION PLANS

         Shareholders approved two stock option plans, the first at its 1994 Annual Meeting of Shareholders and the second at its 1998 Annual Meeting of Shareholders. Under the plan approved in 1994, 105,800 shares (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997) have been reserved for issuance upon the exercise of options to be granted to directors, officers and other key employees. Options to purchase 105,716 shares have been granted under that plan, and options to purchase 47,188 of such shares are currently unexercised. In connection with the Reorganization, each outstanding option was assumed by PFC, and all holders of options became entitled to purchase one common share of PFC for each common share of Potters Bank which could have been purchased upon the exercise of an option prior to the Reorganization. Pursuant to the plan approved in 1998, 48,820 shares have been reserved for issuance. No options have yet been granted under that plan.

         Both plans are administered by the Stock Option Committee of the Board of Directors of PFC. Under both plans, the Stock Option Committee may grant options to officers and key employees at such times as it deems most beneficial to PFC and Potters Bank based upon the officer's or key employee's responsibility, tenure and future potential to PFC and Potters Bank. While the plan adopted in 1998 also provides for discretionary awards to directors, the Potters Plan provides for automatic grants to directors which were effective at the time of the conversion of Potters Bank from the mutual form of ownership to the stock form of ownership (the "Conversion") or will become effective upon a new director becoming a member of the Board of Directors.

         No options were granted to Mr. Baumgardner during 1998. The following table sets forth information regarding the number and value of unexercised options held by Mr. Baumgardner at December 31, 1998. No stock appreciation rights have been granted under the Stock Option Plan.

                       Aggregated Option/SAR Exercises in Last Fiscal Year and at 12/31/98       Option/SAR Values
------------------------------------------------------------------------------------------------------------------
                                                                       Number of                 Value of
                                                                       Securities Underlying     In-the-Money
                                                                       Options/SARs at           Options/SARs at
                                                                       12/31/98(#)               12/31/98($)(2)

                          Shares Acquired       Value                  Exercisable/              Exercisable/
Name                      on Exercise(#)        Realized ($)(1)        Unexercisable             Unexercisable
------------------------------------------------------------------------------------------------------------------
Edward L. Baumgardner          1,500            $10,437.50             10,500/-0-                $122,010/-0-

----------
(1) The figure represents the value of shares received upon the exercise of options and is determined by multiplying the number of shares exercised by the difference between the $8.38 exercise price and the fair market value on the date of exercise.

(2) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such option determined by multiplying the number of shares subject to the option by the difference between the $8.38 exercise price and the fair market value of the common shares subject to the option, which was $20.00 per share on December 31, 1998, based upon the closing sales price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN

         Shareholders approved the RRP at the 1994 Annual Meeting of Shareholders of Potters Bank. In connection with the Conversion, 31,740 (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997) common shares were purchased by the RRP trust with funds contributed by Potters Bank, and 39,968 (as adjusted) common shares were awarded under the RRP to directors and executive officers. Since such awards were made, 17,148 common shares have been earned and distributed to participants and 8,320 common shares have been forfeited by the termination of employment of participants.

         The RRP is administered by the RRP Committee of the Board of Directors, which determines awards of common shares to be made under the RRP. The common shares awarded under the RRP are earned by a recipient one-fifth on each anniversary of the date of the award. Awarded but unearned common shares are held by the RRP trust. A recipient may direct the voting of all common shares awarded to him or her, regardless of whether such common shares have been earned, and will be entitled to receive any dividends or other distributions paid on all awarded but unearned common shares.

EMPLOYMENT AGREEMENT

         PFC and Potters Bank entered into a three-year severance agreement with Mr. Baumgardner, effective February 28, 1997. The agreement provides that if the employment of Mr. Baumgardner is terminated at any time during such three-year term (i) without Mr. Baumgardner's written consent, (ii) for any reason other than "just cause" (as defined in the agreement), and (iii) in connection with or within one year of a change of control, Mr. Baumgardner will be entitled to receive, within 10 days of such termination, a payment equal to 1.2 times his annual compensation for the prior year plus, if permissible under the benefit plans, continued health insurance and other benefits for the remainder of the three-year term of the agreement. If in connection with or within one year of a change of control of PFC or Potters Bank, Mr. Baumgardner's compensation is reduced, certain conditions of his employment are changed or Mr. Baumgardner's duties or responsibilities are materially changed, Mr. Baumgardner will be entitled to voluntarily terminate his employment and receive the same payment and benefits. If the change of control occurs during the last year of the term of the agreement, the term of the agreement will be extended to fifteen months from the date of the change of control. Any payment under the agreement will be subject to reduction, to the extent necessary, to comply with certain provisions of the Code of 1986, as amended. Assuming termination for other than "just cause" and in connection with such a change of control, Mr. Baumgardner would receive $152,340, plus other benefits, based on his compensation for fiscal 1998.

CERTAIN TRANSACTIONS

         Potters Bank has made loans to certain of PFC's directors and executive officers, their affiliates and members of their families. All loans to directors and executive officers are made on the same terms as offered to employees in a company-wide benefit program. Loans to all directors and employees, other than commercial and nonowner-occupied residential loans, are made with an interest rate 1% below the interest rate for comparable transactions with other persons, and no document preparation fees are collected. Commercial and nonowner-occupied residential loans are made at market interest rates and on the same terms as offered to the general public. The following table sets forth information on all loans with balances greater than $60,000 at any time during 1997 and 1998 made to directors and executive officers:


                                                                    Balance at
   Name                          Type of Loan                       December 31, 1998
   ----                          ------------                       -----------------
   William L. Miller             Real estate - residence            $364,989
   William L. Miller             Commercial real estate              330,200
   Suzanne B. Fitzgerald         Real estate - residence              91,261
   Suzanne B. Fitzgerald         Home equity line of credit            9,230
   Timothy M. O'Hara             Real estate - residence              66,616
   Peter D. Visnic               Real estate - residence              97,632
   Edward L. Baumgardner         Real estate - residence              55,917
   Albert E. Sampson             Real estate - residence              63,095
   Albert E. Sampson             Real estate - rental property        97,334
   Stephen A. Beadnell           Real estate - residence             141,773

         Potters Bank leases the land for its Calcutta, Ohio, branch from Billingsley, Incorporated, a corporation owned by Mr. Billingsley. The rental payments under the lease are $34,000 per year. The lease terminates on January 31, 2008, although Potters Bank has an option to renew the lease for up to five additional five-year periods.

                                  PROPOSAL TWO

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek to act as the auditors of PFC for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited PFC and Potters Bank since 1993. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

         RESOLVED, that the selection of Crowe Chizek as the auditors of PFC for the current fiscal year be, and it hereby is, ratified.


                  PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 2000 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC by November 19, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 3, 2000, then the proxies designated by the Board of Directors of PFC for the 2000 Annual Meeting of Shareholders of PFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors





East Liverpool, Ohio
March 5, 1999                                Anne S. Myers, Secretary

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                       THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF
                         POTTERS FINANCIAL CORPORATION

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1999

The undersigned shareholder of Potters Financial Corporation ("PFC") hereby constitutes and appoints Arthur T. Doak and Peter D. Visnic, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 22, 1999, at 10:00 A.M. (the "Annual Meeting") all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

                                REVOCABLE PROXY
                         POTTERS FINANCIAL CORPORATION

                                             FOR      WITH-    FOR ALL
                                                      HOLD     EXCEPT

1.  The election of four                     [  ]     [  ]      [  ]
    directors:

    WILLIAM L. MILLER
    EDWARD L. BAUMGARDNER
    WM. GAYLORD BILLINGSLEY
    SUZANNE B. FITZGERALD

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------


                                             FOR     AGAINST   ABSTAIN

2.       The ratification of the selection   [  ]     [  ]      [  ]
         of Crowe, Chizek and Company LLP
         as the auditors of PFC for the
         current year.

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR Proposals 1 and 2.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


Please be sure to sign and date     Date
this Proxy in the box below.            ---------------------


--------------------------------------------------------------------------------
              Shareholder sign above Co-holder (if any) sign above

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                          POTTERS FINANCIAL CORPORATION


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                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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